Additional Reporting Persons
---------------------------------------------------------------
  1.  Name and Address of Reporting Person*

  HELLER INTERNATIONAL  GROUP, INC.
---------------------------------------------------------------
  (Last)            (First)         (Middle)

          C/O GENERAL ELECTRIC CAPITAL CORPORATION
                         201 MERIT 7

---------------------------------------------------------------
                         (Street)

  NORWALK                     CT               06851
---------------------------------------------------------------
  (City)                   (State)            (Zip)
---------------------------------------------------------------
  1.  Name and Address of Reporting Person*

  HELLER FINANCIAL, INC.
---------------------------------------------------------------
  (Last)             (First)           (Middle)

         C/O GENERAL ELECTRIC CAPITAL CORPORATION
                         201 MERIT 7

---------------------------------------------------------------
                         (Street)

  NORWALK                     CT               06851
---------------------------------------------------------------
  (City)                   (State)            (Zip)
---------------------------------------------------------------
  1.  Name and Address of Reporting Person*

  GENERAL ELECTRIC CAPITAL CORPORATION
---------------------------------------------------------------
  (Last)             (First)           (Middle)

                         201 MERIT 7
---------------------------------------------------------------
                             (Street)

  NORWALK                     CT               06851
---------------------------------------------------------------
  (City)                   (State)            (Zip)
---------------------------------------------------------------

  1.  Name and Address of Reporting Person*

  GENERAL ELECTRIC CAPITAL SERVICES, INC.
---------------------------------------------------------------
  (Last)               (First)             (Middle)

          C/O GENERAL ELECTRIC CAPITAL CORPORATION
                         201 MERIT 7

---------------------------------------------------------------
                           (Street)

  NORWALK                     CT               06851
---------------------------------------------------------------
  (City)                   (State)            (Zip)
---------------------------------------------------------------

  1.  Name and Address of Reporting Person*

  GENERAL ELECTRIC COMPANY
---------------------------------------------------------------
  (Last)               (First)                  (Middle)

          C/O GENERAL ELECTRIC CAPITAL CORPORATION
                         201 MERIT 7

---------------------------------------------------------------
                            (Street)

  NORWALK                     CT               06851
---------------------------------------------------------------
  (City)                   (State)            (Zip)
---------------------------------------------------------------


FEBRUARY 28, 2006.



Date:    February 28, 2006              GREENWATER HOLDINGS, LTD


                                        --------------------------------------
                                        By:  /s/ Barbara A. Lane
                                        Name:  Barbara A. Lane
                                        Title: Director


Date:    February 28, 2006              HELLER INTERNATIONAL GROUP, INC.


                                        By:   /s/ Clifford M. Warren
                                        --------------------------------------
                                        Name:  Clifford M. Warren
                                        Title: Director and President



Date:    February 28, 2006              HELLER FINANCIAL, INC.


                                        By:   /s/ Clifford M. Warren
                                        --------------------------------------
                                        Name:  Clifford M. Warren
                                        Title: Director


Date:    February 28, 2006              GENERAL ELECTRIC CAPITAL CORPORATION


                                        By:  /s/ Michael A. Gaudino
                                        ---------------------------------------
                                        Name:  Michael A. Gaudino
                                        Title:  Vice President



Date:    February 28, 2006              GENERAL ELECTRIC CAPITAL SERVICES, INC.


                                        By:  /s/ Barbara A. Lane
                                        ---------------------------------------
                                        Name:  Barbara A. Lane
                                        Title: Attorney-in-Fact


Date:    February 28, 2006              GENERAL ELECTRIC COMPANY


                                        By:  /s/ Barbara A. Lane
                                        ---------------------------------------
                                        Name:  Barbara A. Lane
                                        Title: Attorney-in-Fact